LOGO: NUVEEN Investments

Closed-End Exchange-Traded Funds

Nuveen Senior Income Fund

High current income from a
portfolio of senior, secured
corporate loans



NSL
JANUARY 31, 2002
SEMIANNUAL REPORT


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

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

Photo of: Timothy R. Schwertfeger
          Chairman of the Board




Dear Shareholder

In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's been a difficult period for all senior loan funds, and it's too soon to tell what the long-term impact will be on the senior loan market or your Fund. However, one thing is increasingly clear to us - a diversified portfolio that includes a variety of asset classes can leave you well positioned to reduce overall investment volatility under any market conditions.

In our last report, we noted there was going to be a change in the management team of your Fund. I am pleased to say that this transition has been accomplished successfully, and your Fund is now in the very capable and experienced hands of a team from Symphony Asset Management, a unit of Nuveen Investments. There is more on their background and capabilities in the Portfolio Managers' Comments section of this report, and I urge you to take the time to read it and get to know them better.

I also would urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this may also help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. We thank you for continuing to choose Nuveen Investments as your partner as you work toward these goals.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

March 15, 2002



Sidebar text: "I urge you to consider receiving future Fund reports and other information electronically... See the inside front cover of this report for details."

Nuveen Senior Income Fund (NSL)


Managers' Perspective

In October 2001, a team of four portfolio managers from Symphony Asset Management, a Nuveen Investments subsidiary, assumed management responsibility for the Nuveen Senior Income Fund. The team, consisting of Gunther Stein, Geoffrey Gwin, Lenny Mason and Deepak Gulrajani, has more than 30 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high yield debt. Here the team from Symphony reviews their qualifications, the prevailing economic conditions and performance of NSL for the period ended January 31, 2002.





HOW HAS YOUR EXPERIENCE AT SYMPHONY PREPARED YOU TO MANAGE THE NUVEEN SENIOR INCOME FUND?
We currently manage approximately $1 billion in high yield bonds. Working with high yield bonds is a lot like working with senior loans - except that, historically, high yield debt has been more volatile than senior loans. The single most critical factor is focusing on credit fundamentals. Every day we re-assess our holdings, using quantitative and qualitative data gathered from the entire investment team at Symphony - including fixed-income specialists and equity portfolio managers, who provide valuable perspectives on companies from their respective markets - as well as from outside analysts and news reports.

The Fund's management team has extensive senior loan industry experience that helps us thoroughly understand this highly complex market. Gunther Stein started his career as a member of the Wells Fargo loan syndication team, working daily with the same type of loans that are in the Fund. Lenny Mason was a managing director at Fleet Bank on the bank-loan side, where he led the structuring and advisory team for the technology and telecom group. Geoffry Gwin was a leveraged lender at the German bank BHF Bank, a position in which he evaluated the creditworthiness of companies seeking loans. Deepak Gulrajani was the Director of Fixed Income Strategies at Barclays Global Investors where he was responsible for more than $30 billion of U.S. and global fixed income assets.

WHAT HAS BEEN THE GENERAL MARKET ENVIRONMENT OVER THE PAST TWELVE MONTHS?
The two major forces at work during the twelve months ended January 31, 2002, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While the period of Fed rate easing may be over, inflation remains in check and we see some signs of a building economic recovery. In addition to these factors, the tragic events of September 11 and their aftermath also had a profound short-term effect on the economy and the markets. It is still unclear what the long-term effects, if any, may be.

HOW DID THE SENIOR LOAN MARKET PERFORM?
Like many other asset classes, the senior loan market has been sensitive to the generally declining economic fundamentals and these effects have been exacerbated to some extent by the events of September 11th. For example, in September 2001 the leveraged loan asset class, as measured by the Credit Suisse First Boston Leveraged Loan index, produced its third lowest monthly return since January 1992.

However, by mid-November the leveraged loan market began to benefit from a more positive economic outlook and strong insti-tutional demand, primarily from Collateralized Debt Obligations (CDOs). This strong demand was further compounded by a lack of new issue supply, driving pricing of many better quality credits above par. As the supply of many of the higher quality loans disappeared, demand for discounted loans, primarily in the industrial sectors, picked up.

The opening of the high yield bond market for many credits has further enhanced the performance of many loans as some companies have taken the opportunity to improve tight liquidity positions and/or refinance their bank debt. Given our view that credit trends for many companies will continue to improve as we get past the September shock, and that the high yield markets will remain attractive over the near term, we think the asset class should perform well in the months ahead.

We are optimistic about the prospects for an improvement in the underlying fundamentals of the senior loan market, particularly if the economy continues to recover and default risks subside. Furthermore, if interest rates begin to climb, we foresee incremental demand for the asset class.

WHAT STRATEGIES HAVE YOU EMPLOYED TO MANAGE THE FUND?
Since we took over management of the Fund in October, our primary focus has been to review the portfolio's credits in detail and obtain a solid understanding of the companies prior to taking any action. We've been doing this by utilizing a bottom-up approach, which involves a company-by-company analysis. As we review credits, we are attempting to quantify the upside and downside of each company's loan price.

Although industry exposure is being closely monitored, our primary objective is to own loans which we perceive have solid underlying collateral values. For example, some industry sectors that we think have strong asset pro tection include food and beverage/consumer products, industrials, and gaming and lodging. Some sectors that we are cautious about include retail, non-cellular telecom, finance and energy.

HOW HAS THE FUND PERFORMED?
All senior loan funds have been under pressure for the past year, and this Fund is no exception. For the one-year period ended January 31, 2002, the Nuveen Senior Income Fund produced a total return on net asset value (NAV) of -4.60%.

Dividends have been affected by the Federal Reserve Bank's decision to combat the general economic declines by lowering short-term interest rates. As short-term interest rates (including, most importantly, LIBOR) declined, reset rates for senior loans were lowered. The result was that the Fund's portfolio generated less income, which in turn resulted in a dividend reduction for Fund shareholders. This has been true for all listed, traded senior loan funds.

WHAT IS YOUR STRATEGY GOING FORWARD?
Our overall strategy is to focus on principal preservation. We want to run a portfolio of loans that we feel comfortable owning, but we also want to enhance the yield without taking on undue risk. We believe this philosophy is consistent with Nuveen's commitment to a quality, disciplined, long-term investment philosophy. In general, we want to buy senior loans that can ultimately be sold at reasonable levels. Our ideal loan would be one issued by a company offering strong collateral protection to secure the debt.

We can also take advantage of the current volatility in the senior loan market by looking to buy senior loans in sectors that we believe are trading at reasonable discounts. As we look to uncover these opportunities, we will stick to buying debt in companies whose business we fully understand. By focusing on our investment strengths, we hope to increase our odds of success.

DO YOU EXPECT TO SIGNIFICANTLY ALTER THE CURRENT PORTFOLIO HOLDINGS?
We are making adjustments incrementally. We clearly want to optimize the portfolio to reflect our focus on high-quality companies and good risk management. We are examining each loan currently in the portfolio, especially those trading at discounts to par. If we feel there is still significant downside potential, we may sell some of those loans. We will do this on a case-by-case basis. At this time, we are not planning on selling off a significant portion of the portfolio.

WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET?
Absolute yields today are significantly lower than a year ago. Corporate default rates have increased, while recovery rates have decreased. Despite these trends, we believe there's still quite a bit of opportunity in this market. For example, floating rate funds could benefit should LIBOR rates increase from current levels that are at or close to historical lows. In addition, increased merger and acquisition activity and access to capital markets may help some companies' prospects and perhaps increase the Fund's NAVs. Finally, we're seeing a number of new loans that are being priced and structured much more attractively than previously. Banks are still creating and selling syndicated loans in this economy because they need to diversify their risk. The banks are essentially motivated sellers, who may or may not be acting rationally - which means that, as buyers, we may be able to pick up some bargains.

NUVEEN SENIOR INCOME FUND

Performance
  Overview As of January 31, 2002

NSL



PORTFOLIO STATISTICS
==================================================
Share Price                                  $7.43
--------------------------------------------------
Net Asset Value                              $7.56
--------------------------------------------------
Fund Net Assets ($000)                    $270,683
--------------------------------------------------

                                        % OF TOTAL
TOP 10 ISSUERS                         INVESTMENTS
==================================================
NRT, Inc.                                    2.87%
--------------------------------------------------
The Fairchild Corporation                    2.54%
--------------------------------------------------
Dr. Pepper/Seven Up Bottling
Group, Inc.                                  2.47%
--------------------------------------------------
Norcross Safety Products, LLC                2.46%
--------------------------------------------------
Wyndham International, Inc.                  2.39%
--------------------------------------------------
Centennial Cellular Operating
Company, LLC                                 2.38%
--------------------------------------------------
Stone Container Corporation                  2.33%
--------------------------------------------------
North American Van Lines                     2.25%
--------------------------------------------------
Fitness Holdings Worldwide, Inc.             2.22%
--------------------------------------------------
Mandalay Resort Group                        2.19%
--------------------------------------------------

                                        % OF TOTAL
TOP 10 INDUSTRIES                      INVESTMENTS
==================================================
Beverage, Food & Tobacco                     7.79%
--------------------------------------------------
Hotels, Motels, Inns & Gaming                7.72%
--------------------------------------------------
Containers, Packaging & Glass                6.44%
--------------------------------------------------
Aerospace/Defense                            4.77%
--------------------------------------------------
Buildings & Real Estate                      4.75%
--------------------------------------------------
Automotive                                   4.72%
--------------------------------------------------
Leisure & Entertainment                      4.61%
--------------------------------------------------
Diversified Manufacturing                    4.30%
--------------------------------------------------
Utilities                                    3.80%
--------------------------------------------------
Telecommunications/Cellular/PCS              3.48%
--------------------------------------------------

ANNUALIZED TOTAL RETURN
Inception Date 10/99
==================================================
                              Market           NAV
--------------------------------------------------
1-Year                       -17.84%        -4.60%
--------------------------------------------------
Since Inception               -3.06%         0.24%
--------------------------------------------------

Bar Chart:
2001-2002 Monthly Dividends Per Share
2/01    0.09
3/01    0.087
4/01    0.087
5/01    0.083
6/01    0.079
7/01    0.079
8/01    0.079
9/01    0.075
10/01   0.067
11/01   0.067
12/01   0.055
1/02    0.049

SHARE PRICE PERFORMANCE

Line Chart:
Weekly Closing Price
Past performance is not predictive of future results.
2/1/01            10.06
                  10.16
                  10.16
                  10.2
                  10.15
                  10.14
                  10.02
                  10.04
                  9.18
                  9.2
                  9.45
                  9.79
                  9.75
                  9.9
                  9.93
                  9.95
                  10.05
                  10.12
                  10.05
                  10.08
                  9.68
                  9.83
                  9.9
                  9.9
                  9.99
                  10.06
                  10.12
                  9.97
                  10.07
                  10.05
                  9.82
                  9.77
                  8.26
                  9.14
                  9.24
                  8.92
                  8.6
                  8.55
                  8.75
                  8.23
                  7.94
                  7.64
                  7.88
                  7.3
                  7.06
                  7.37
                  7.63
                  7.8
                  7.65
                  7.38
1/31/02           7.44

Shareholder
      Meeting Report

The Shareholder Meeting was held December 19, 2001, in Chicago at Nuveen's headquarters.




                                                                      NSL
--------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                                                       Preferred
                                                             Common       Shares
                                                             Shares    Series-TH
================================================================================
James E. Bacon
   For                                                   28,897,237        1,468
   Withhold                                                 216,409         --
--------------------------------------------------------------------------------
    Total                                                29,113,646        1,468
================================================================================
William E. Bennett
   For                                                   28,897,331        1,468
   Withhold                                                 216,315           --
--------------------------------------------------------------------------------
    Total                                                29,113,646        1,468
================================================================================
Jack B. Evans
   For                                                   28,897,237        1,468
   Withhold                                                 216,409           --
--------------------------------------------------------------------------------
    Total                                                29,113,646        1,468
================================================================================
Thomas E. Leafstrand
   For                                                   28,903,731        1,468
   Withhold                                                 209,915           --
--------------------------------------------------------------------------------
    Total                                                29,113,646        1,468
================================================================================
Sheila W. Wellington
   For                                                   28,895,237        1,468
   Withhold                                                 218,409           --
--------------------------------------------------------------------------------
   Total                                                 29,113,646        1,468
================================================================================
William L. Kissick
   For                                                           --        1,468
   Withhold                                                      --           --
--------------------------------------------------------------------------------
    Total                                                        --        1,468
================================================================================
Timothy R. Schwertfeger
   For                                                           --        1,468
   Withhold                                                      --           --
--------------------------------------------------------------------------------
    Total                                                        --        1,468
================================================================================

                            Nuveen Senior Income Fund (NSL)

                            Portfolio of
                                   Investments January 31, 2002 (Unaudited)


                                                                                     RATINGS*
                                                                                ------------------
    PRINCIPAL                                                                                            STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                                     MOODY'S        S&P     MATURITY**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                VARIABLE RATE SENIOR LOAN INTERESTS(1) AND INTEREST
                BEARING SECURITIES - 124.7%


                AEROSPACE/DEFENSE - 6.6% (4.7% OF TOTAL ASSETS)

$       4,962   DeCrane Aircraft Holdings, Inc., Term Loan D                         B2         B+     12/17/06         $ 4,881,446
       10,975   The Fairchild Corporation, Term Loan B                               B1        BB-     04/30/06           9,465,941
        2,137   United Defense Industries, Inc., Term Loan B                         B1        BB-     08/13/09           2,146,628
        1,377   Vought Aircraft Industries, Inc., Term Loan A                        NR         NR     06/30/06           1,306,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,800,265
-----------------------------------------------------------------------------------------------------------------------------------

                AUTOMOTIVE - 6.5% (4.7% OF TOTAL ASSETS)

        1,224   Federal-Mogul Corporation, Term Loan A                               NR          D     02/24/04             716,735
        3,551   Federal-Mogul Corporation, Term Loan B                               NR          D     02/24/05           2,092,814
        5,649   Metaldyne Company/Metalync Company, LLC, Term Loan B                Ba3        BB-     11/28/08           5,344,909
        1,848   Metaldyne Company/Metalync Company, LLC, Term Loan C2               Ba3        BB-     11/28/08           1,755,973
        9,391   MetalForming Technologies, Inc., Term Loan B                         NR         NR     06/30/06           6,573,365
        1,423   Tenneco Auto, Inc.                                                   B2         B+     09/30/05           1,129,775
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,613,571
-----------------------------------------------------------------------------------------------------------------------------------

                BEVERAGE, FOOD & TOBACCO - 10.7% (7.7% OF TOTAL ASSETS)

        1,730   Cott Corporation, Purchase Money Term Loan                           NR         BB     12/31/06           1,740,813
          200   Cott Corporation, Working Capital Term Loan                          NR         BB     12/31/06             201,250
        9,168   Dr. Pepper/Seven Up Bottling Group, Inc., Term Loan B                NR         NR     10/07/07           9,207,701
        1,911   Eagle Family Foods, Inc., Term Loan                                  B1          B     12/31/05           1,700,536
        3,164   Flowers Foods, Inc., Term Loan B                                    Ba2       BBB-     03/26/07           3,185,035
        1,990   Interstate Brands Corporation, Term Loan B                          Ba1       BBB-     07/19/07           2,004,096
        3,521   Merisant Company, Term Loan B                                       Ba3        BB-     03/30/07           3,523,764
        5,500   Pinnacle Foods Corporation, Term Loan                               Ba3        BB-     05/22/08           5,510,313
        2,000   Suiza Foods Corporation, Term Loan B                                Ba2        BB+     07/15/08           2,016,429
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         29,089,937
-----------------------------------------------------------------------------------------------------------------------------------


                BROADCASTING/CABLE - 3.0% (2.2% OF TOTAL ASSETS)

        2,000   Century Cable Holdings, LLC, Term Loan B                            Ba3         BB     12/31/09           1,987,375
        3,333   Charter Communications Operating, LLC, Incremental Term Loan        Ba3       BBB-     09/18/08           3,290,208
        3,000   Charter Communications Operating, LLC, Term Loan B                  Ba3       BBB-     03/18/08           2,966,875
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,244,458
-----------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/RADIO - 1.7% (1.2% OF TOTAL ASSETS)

        4,667   Citadel Broadcasting Company, Term Loan B                            NR         NR     06/26/09           4,665,939
-----------------------------------------------------------------------------------------------------------------------------------

                BUILDINGS & REAL ESTATE - 4.2% (3.0% OF TOTAL ASSETS)

       10,845   NRT, Inc., Term Loan                                                Ba3         NR     07/31/04          10,718,377
        3,000   Washington Group International, Bond (a)                              C          D     07/01/10             630,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,348,377
-----------------------------------------------------------------------------------------------------------------------------------

                CARGO TRANSPORTATION - 3.1% (2.2% OF TOTAL ASSETS)

        8,820   North American Van Lines, Term Loan B                                B1         B+     11/18/07           8,393,701
-----------------------------------------------------------------------------------------------------------------------------------

                CHEMICALS, PLASTICS & RUBBER - 2.7% (1.9% OF TOTAL ASSETS)

        1,989   Ineos US Finance, LLC, Term Loan C                                  Ba3         BB     06/30/09           1,968,912
        1,968   OM Group, Inc., Term Loan B                                         Ba3         BB     04/01/07           1,977,787
        3,214   Resolution Performance Products, LLC, Term Loan B                    B1        BB-     11/14/08           3,229,856
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,176,555
-----------------------------------------------------------------------------------------------------------------------------------

              Nuveen Senior Income Fund (NSL) (continued)
                   Portfolio of Investments January 31, 2002 (Unaudited)

                                                                                     RATINGS*
                                                                                ------------------
    PRINCIPAL                                                                                            STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                                     MOODY'S        S&P     MATURITY**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 2.7% (1.9% OF TOTAL ASSETS)

$      16,667   California Pollution Control Financing Authority, CanFibre of
                  Riverside Project, Bonds (a)(b)(c)                                 NR         NR     07/01/14       $   1,500,000
        9,000   California Pollution Control Financing Authority, CanFibre of
                  Riverside Project, Bonds (a)(b)(c)                                 NR         NR     07/01/19             810,000
        7,000   CanFibre of Lackawana, LLC, Construction Loan (a)(b)(c))             NR         NR     12/01/13                  --
        1,200   CanFibre of Lackawana, LLC, Letter of Credit (a)(b)(c)               NR         NR     12/01/13                  --
       10,000   CanFibre of Riverside, Inc., Letter of Credit (a)(b)(c)              NR         NR     07/01/09                  --
          533   CanFibre of Riverside, Inc., Working Capital Loan (a)(b)(c)          NR         NR     12/31/01                  --
          858   Mueller Group, Inc., Term Loan B                                     B1         B+     08/16/06             857,928
        3,519   Mueller Group, Inc., Term Loan C                                     B1         B+     08/16/07           3,518,764
          491   Mueller Group, Inc., Term Loan D                                     B1         B+     08/16/07             493,092
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          7,179,784
-----------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS, PACKAGING & GLASS - 8.9% (6.4% OF TOTAL ASSETS)

        2,585   Graham Packaging Company, Term Loan B                                B2          B     01/31/06           2,508,732
        2,142   Graham Packaging Company, Term Loan C                                B2          B     01/31/07           2,078,663
        3,556   Greif Bros. Corporation, Term Loan B                                Ba3         BB     02/28/08           3,557,540
        3,162   Stone Container Corporation, Term Loan C                            Ba3         B+     10/01/03           3,169,486
        2,910   Stone Container Corporation, Term Loan D                            Ba3         B+     10/01/03           2,917,345
        2,598   Stone Container Corporation, Term Loan E                            Ba3         B+     12/31/05           2,604,410
        3,940   Tekni-Plex, Inc., Term Loan B                                        B1         B+     06/21/08           3,877,617
        3,978   United States Can Company, Term Loan B                               B2          B     10/04/08           3,317,163
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         24,030,956
-----------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED MANUFACTURING - 5.9% (4.3% OF TOTAL ASSETS)

        2,382   Blount, Inc., Term Loan B                                            B3          B     06/30/06           2,343,749
        3,013   Dayco Products, LLC, Term Loan B                                    Ba3        BB-     05/31/07           3,000,661
        2,963   GenTek, Inc., Term Loan C                                            B1        BB-     10/31/07           2,592,188
        4,462   UCAR Finance, Inc., Term Loan B                                     Ba3         NR     12/31/07           4,435,511
        5,449   Western Industries Holding, Inc., Term Loan B                        NR         NR     06/23/06           3,678,331
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         16,050,440
-----------------------------------------------------------------------------------------------------------------------------------

                ECOLOGICAL - 0.4% (0.3% OF TOTAL ASSETS)

        1,000   Stericycle, Inc., Term Loan B                                        B1        BB-     09/30/07           1,007,735
-----------------------------------------------------------------------------------------------------------------------------------

                ELECTRONICS/ELECTRONIC SERVICES - 1.5% (1.1% OF TOTAL ASSETS)

        3,960   Seagate Technology Holdings, Inc., Term Loan B                       NR        BB+     11/22/06           3,972,788
-----------------------------------------------------------------------------------------------------------------------------------

                FARMING & AGRICULTURAL - 1.6% (1.2% OF TOTAL ASSETS)

        4,429   Shemin Holdings Corporation, Term Loan B                             NR         NR     01/28/07           4,379,631
-----------------------------------------------------------------------------------------------------------------------------------

                FINANCE & BANKING - 0.3% (0.2% OF TOTAL ASSETS)

        2,368   Finova Group, Inc., Bond                                             NR         NR     11/15/09             923,520
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 3.2% (2.3% OF TOTAL ASSETS)

        1,890   Advance PCS, Term Loan B                                            Ba3         BB     10/02/07           1,901,793
        1,707   Community Health Systems, Inc., Term Loan B                          NR         B+     12/31/03           1,721,557
        1,707   Community Health Systems, Inc., Term Loan C                          NR         B+     12/31/04           1,721,824
        1,257   Community Health Systems, Inc., Term Loan D                          NR         B+     12/31/05           1,269,733
        1,995   Triad Hospitals, Inc., Term Loan B                                  Ba3         B+     09/30/08           2,021,534
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,636,441
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     RATINGS*
                                                                                ------------------
    PRINCIPAL                                                                                            STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                                     MOODY'S        S&P     MATURITY**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                HOTELS, MOTELS, INNS & GAMING - 10.6% (7.7% OF TOTAL ASSETS)

$       4,000   Alliance Gaming Corporation, LLC, Term Loan                          B1         B+     12/31/06         $ 4,030,000
        2,000   Extended Stay America, Inc., Term Loan B                            Ba3        BB-     01/15/08           2,000,178
        3,061   Isle of Capri Casinos, Inc., Term Loan B                            Ba2        BB-     03/02/06           3,034,294
        2,678   Isle of Capri Casinos, Inc., Term Loan C                            Ba2        BB-     03/02/07           2,653,333
        3,200   Mandalay Resort Group, Bond                                         Ba3        BB-     01/01/03           3,184,000
        5,000   Mandalay Resort Group, Term Loan                                     NR         NR     08/18/06           4,989,063
        2,726   Wyndham International, Inc., Increasing Rate Loan                    NR         NR     06/30/04           2,404,933
        7,470   Wyndham International, Inc., Term Loan B                             NR         NR     06/30/06           6,528,206
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         28,824,007
-----------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 4.7% (3.4% OF TOTAL ASSETS)

        9,957   Conseco, Inc., Term Loan                                             NR         NR     12/31/03           8,100,751
        4,875   GAB Robbins North America, Inc., Term Loan B                         NR         NR     12/01/05           4,753,125
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,853,876
-----------------------------------------------------------------------------------------------------------------------------------

                LEISURE & ENTERTAINMENT - 6.4% (4.6% OF TOTAL ASSETS)

        3,899   Bally Total Fitness Holding Corporation, Term Loan                  Ba3         B+     11/10/04           3,909,181
        3,391   Fitness Holdings Worldwide, Inc., Term Loan B                        NR          B     11/02/06           2,854,476
        6,449   Fitness Holdings Worldwide, Inc., Term Loan C                        NR          B     11/02/07           5,427,525
        4,988   Six Flags Theme Parks, Inc., Term Loan B                            Ba2        BB-     09/30/05           5,008,697
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         17,199,879
-----------------------------------------------------------------------------------------------------------------------------------

                NATURAL RESOURCES/OIL & GAS - 2.6% (1.9% OF TOTAL ASSETS)

        7,000   Tesoro Petroleum Corp., Term Loan B                                 Ba2       BBB-     12/31/07           7,020,416
-----------------------------------------------------------------------------------------------------------------------------------

                NON-DURABLE CONSUMER PRODUCTS - 1.4% (1.0% OF TOTAL ASSETS)

        5,061   Norwood Promotional Products, Inc., Term Loan B                      NR         NR     05/31/06           2,049,873
        4,527   Norwood Promotional Products, Inc., Term Loan C                      NR         NR     11/30/06           1,833,239
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,883,112
-----------------------------------------------------------------------------------------------------------------------------------

                PERSONAL & MISCELLANEOUS SERVICES - 3.3% (2.4% OF TOTAL ASSETS)

        4,000   Adams Outdoor Advertising Limited Partnership, Term Loan B           B1         B+     02/01/08           4,036,250
        2,000   Lamar Media Corp., Incremental Term Loan C                          Ba2        BB-     02/01/07           2,012,917
        2,966   Weight Watchers International, Inc., Transferable Loan
                  Certificate Facility                                              Ba1        BB-     09/30/06           2,991,465
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,040,632
-----------------------------------------------------------------------------------------------------------------------------------

                PRINTING & PUBLISHING - 4.3% (3.1% OF TOTAL ASSETS)

        6,948   American Media Operations, Inc., Term Loan B-1                      Ba3         B+     04/01/07           7,010,462
        4,975   PRIMEDIA, Inc., Term Loan B                                          NR        BB-     06/30/09           4,685,828
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,696,290
-----------------------------------------------------------------------------------------------------------------------------------

                RESTAURANTS & FOOD SERVICE - 2.4% (1.7% OF TOTAL ASSETS)

        3,149   Dominos Pizza, Inc., Term Loan B                                     B1         B+     12/21/06           3,194,139
        3,159   Dominos Pizza, Inc., Term Loan C                                     B1         B+     12/21/07           3,204,229
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,398,368
-----------------------------------------------------------------------------------------------------------------------------------
                RETAIL/CATALOG - 1.3% (0.9% OF TOTAL ASSETS)

        4,610   Micro Warehouse, Inc., Term Loan B                                   B1         B-     01/31/07           3,549,884
-----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/SPECIALTY - 1.5% (1.0% OF TOTAL ASSETS)

        4,000   Rite Aid Corporation, Term Loan                                      B1        BB-     06/27/05           3,942,667
-----------------------------------------------------------------------------------------------------------------------------------

              Nuveen Senior Income Fund (NSL) (continued)
                   Portfolio of Investments January 31, 2002 (Unaudited)

                                                                                     RATINGS*
                                                                                ------------------
    PRINCIPAL                                                                                            STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                                     MOODY'S        S&P     MATURITY**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                RETAIL/STORES - 3.4% (2.4% OF TOTAL ASSETS)

$       2,837   HMV Media Group PLC, Term Loan C                                     B2         B+     03/28/06         $ 2,815,553
        1,955   HMV Media Group PLC, Term Loan D                                     B2         B+     08/28/06           1,940,449
        2,182   SDM Corporation, Term Loan C                                        Ba3         BB     02/04/08           2,193,768
        2,182   SDM Corporation, Term Loan E                                        Ba3         BB     02/04/09           2,193,768
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          9,143,538
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/CELLULAR/PCS - 4.8% (3.5% OF TOTAL ASSETS)

          484   Airgate PCS, Inc., Tranche I Loan                                    NR         NR     06/06/07             480,086
        3,648   Airgate PCS, Inc., Tranche II Loan                                   NR         NR     09/30/08           3,609,935
       10,000   Centennial Cellular Operating Company, LLC, Term Loan A              B1         B+     11/30/06           8,891,668
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,981,689
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) - 1.5% (1.1% OF TOTAL ASSETS)

        5,000   RCN Corporation, Term Loan B                                         B2         B+     06/03/07           3,763,750
        4,750   Teligent, Inc., Delayed Term Loan (a)(b)                             NR         NR     06/30/06             211,111
        5,000   WCI Capital Corporation, Term Loan B (a)(b)                          NR         NR     09/30/07              40,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,014,861
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/HYBRID - 2.3% (1.7% OF TOTAL ASSETS)

        2,500   Nextel Communications, Inc., Term Loan B                            Ba2        BB-     06/30/08           2,214,792
        2,500   Nextel Communications, Inc., Term Loan C                            Ba2        BB-     12/31/08           2,214,792
        2,000   Nextel Partners Operating Company, Term Loan B                       B1         B-     01/29/08           1,900,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,329,584
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/SATELLITE - 0.6% (0.4% OF TOTAL ASSETS)

        1,822   Satelites Mexicanos, SA de CV, Loan                                  B1         B+     06/30/04           1,643,216
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.5% (0.3% OF TOTAL ASSETS)

        7,154   Arch Wireless Holding, Inc., Term Loan C (a)(b)                      NR          D     06/30/06           1,288,137
-----------------------------------------------------------------------------------------------------------------------------------

                TEXTILES & LEATHER - 3.4% (2.4% OF TOTAL ASSETS)

        9,675   Norcross Safety Products, LLC, Term Loan                             NR         NR     09/30/04           9,167,063
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION/RAIL MANUFACTURING - 1.5% (1.1% OF TOTAL ASSETS)

        3,960   Kansas City Southern Railway Company, Term Loan B                   Ba1        BB+     12/29/06           3,983,191
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 5.2% (3.8% OF TOTAL ASSETS)

        7,000   AES EDC Funding II, LLC, Term Loan                                   NR         NR     10/06/03           6,588,750
        3,930   TNP Enterprises, Inc., Term Loan                                    Ba2        BB+     03/30/06           3,934,910
        3,647   Western Resources, Inc., Term Loan B                                 NR         NR     03/17/03           3,652,740
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         14,176,400
-----------------------------------------------------------------------------------------------------------------------------------

                Total Variable Rate Senior Loan Interests and Interest Bearing Securities
                  (cost $376,414,373)                                                                                   337,650,908
                -------------------------------------------------------------------------------------------------------------------



    PRINCIPAL                                                                                                                MARKET
 AMOUNT (000)   DESCRIPTION                                                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                EQUITIES - 2.4%
                BUILDINGS & REAL ESTATE - 2.4% (1.7% OF TOTAL ASSETS)

          278   Washington Group International, Inc., Equity Shares (a)                                                 $ 6,395,515
-----------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 0.0% (0.0% OF TOTAL ASSETS)

                CanFibre of Lackawana, LLC, Income Participation Certificates, 13 units (a)(b)(c)                                --
                CanFibre of Riverside, Inc., Income Participation Certificates, 17 units (a)(b)(c)                               --
-----------------------------------------------------------------------------------------------------------------------------------
                Total Equities (cost $7,679,783)                                                                          6,395,515
                -------------------------------------------------------------------------------------------------------------------


                                                                                     RATINGS*
                                                                                ------------------
    PRINCIPAL                                                                                            STATED              MARKET
 AMOUNT (000)   DESCRIPTION                                                     MOODY'S        S&P     MATURITY**             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 10.8%

$         116   JPMorgan Chase, Commercial Paper, 1.35%                              P1         A1     02/01/02             116,144
       29,049   JPMorgan Prime Funding Account, Money Market Fund, 1.49%             P1         A1     02/01/02          29,049,111
-----------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $29,165,255)                                                          29,165,255
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $413,259,411) - 137.9%                                                          373,211,678
                -------------------------------------------------------------------------------------------------------------------
                Borrowings Payable - (38.1)%+                                                                          (103,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.2%                                                                        471,175
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $270,682,853
                ===================================================================================================================

                    NR   Not rated.

                    *    Bank loans rated below Baa by Moody's Investor Service,
                         Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.

                    ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                         Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium.
                         These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United
                         States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior
                         Loan.

                    (a) At or subsequent to January 31, 2002, this issue was non-incoming producing.

                    (b) At or subsequent to January 31, 2002, this issue was under the protection of the federal bankruptcy court.

                    (c) Position has a zero cost basis and was acquired as part of a workout program.

                      + Borrowings payable as a percentage of total gross assets is 27.4%.


                 See accompanying notes to financial statements.

Statement of
           Net Assets January 31, 2002 (Unaudited)


----------------------------------------------------------------------------------------------------------------
ASSETS
 Investments, at market value (cost $413,259,411)                                                   $373,211,678
 Cash                                                                                                     88,197
 Interest receivable                                                                                   2,577,162
 Other assets                                                                                             70,214
----------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   375,947,251
----------------------------------------------------------------------------------------------------------------
LIABILITIES
 Borrowings payable                                                                                  103,000,000
 Management fees                                                                                         126,146
 Taxable Auctioned Preferred Share dividends payable                                                      48,438
 Common Share dividends payable                                                                        1,498,613
 Other liabilities                                                                                       591,201
----------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              105,264,398
----------------------------------------------------------------------------------------------------------------
Net assets                                                                                          $270,682,853
================================================================================================================
Taxable Auctioned Preferred Shares, at liquidation value                                            $ 46,000,000
================================================================================================================
Taxable Auctioned Preferred Shares outstanding                                                             1,840
================================================================================================================
Common Shares outstanding                                                                             29,737,748
================================================================================================================

Netasset value per Common Share outstanding (net assets
   less Preferred Shares at liquidation value, divided by
   Common Shares outstanding)                                                                       $       7.56
================================================================================================================


NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------
 Taxable Auctioned Preferred Shares, $25,000 stated value per share,
   at liquidation value                                                                             $ 46,000,000
 Common Shares, $.01 par value per share                                                                 297,377
 Paid-in surplus                                                                                     282,554,543
 Balance of undistributed net investment income                                                          210,164
 Accumulated net realized gain (loss) from
   investment transactions                                                                           (18,331,498)
Net unrealized appreciation (depreciation) of investments                                            (40,047,733)
================================================================================================================
Net assets                                                                                          $270,682,853
================================================================================================================
 Authorized shares:
   Common                                                                                              Unlimited
   Preferred                                                                                           Unlimited
================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
              Operations Six Months Ended January 31, 2002 (Unaudited)


----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                                                            $ 13,586,930
Fees                                                                                                     241,281
----------------------------------------------------------------------------------------------------------------
Total investment income                                                                               13,828,211
----------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                        1,609,529
Taxable Auctioned Preferred Shares - auction fees                                                         57,973
Taxable Auctioned Preferred Shares - dividend disbursing agent fees                                        5,042
Shareholders' servicing agent fees and expenses                                                            6,059
Interest expense                                                                                       1,454,225
Custodian's fees and expenses                                                                            158,930
Trustees' fees and expenses                                                                               17,629
Professional fees                                                                                        158,848
Shareholders' reports - printing and mailing expenses                                                     21,361
Stock exchange listing fees                                                                               15,897
Investor relations expense                                                                                30,507
Other expenses                                                                                           256,474
----------------------------------------------------------------------------------------------------------------
Total expenses                                                                                         3,792,474
   Expense waivers from the Adviser                                                                     (852,105)
----------------------------------------------------------------------------------------------------------------
Net expenses                                                                                           2,940,369
----------------------------------------------------------------------------------------------------------------
Net investment income                                                                                 10,887,842
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 Net realized gain (loss) from investment transactions                                                  (835,976)
 Change in net unrealized appreciation (depreciation) of investments                                 (14,966,176)
----------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                     (15,802,152)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                               $ (4,914,310)
================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
           Changes in Net Assets  (Unaudited)


                                                                                   SIX MONTHS        YEAR ENDED
                                                                                  ENDED 1/31/02        7/31/01
----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $ 10,887,842        $ 32,357,125
Net realized gain (loss) from investment transactions                               (835,976)        (17,495,522)
Change in net unrealized appreciation (depreciation) of investments              (14,966,176)        (20,933,991)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                             (4,914,310)         (6,072,388)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income:
   Common Shareholders                                                           (11,651,842)        (30,435,376)
   Taxable Auctioned Preferred Shareholders                                         (633,872)         (2,582,741)
From accumulated net realized gains from investment transactions:
   Common Shareholders                                                                    --            (497,923)
   Taxable Auctioned Preferred Shareholders                                               --             (14,027)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                        (12,285,714)        (33,530,067)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common Shares issued to shareholders due to
  reinvestment of distributions                                                      241,451             765,230
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                            (16,958,573)        (38,837,225)
Net assets at the beginning of period                                            287,641,426         326,478,651
----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                 $270,682,853        $287,641,426
================================================================================================================
Balance of undistributed net investment income at the end of period             $    210,164        $  1,596,263
================================================================================================================


Statement of
           Cash Flows Six Months Ended January 31, 2002 (Unaudited)



----------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM OPERATIONS                                                                $ (4,914,310)
----------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets from Operations to
  Net Cash provided by Operating Activities:
   Decrease in investments at value                                                                   17,211,442
   Decrease in interest receivable                                                                       804,107
   Decrease in other assets                                                                                2,618
   Decrease in management fees                                                                            (6,080)
   Decrease in other liabilities                                                                        (153,422)
----------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                          12,944,355
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Shareholders                                                       (12,258,452)
Cash distributions paid to Taxable Auctioned Preferred Shareholders                                     (609,058)
----------------------------------------------------------------------------------------------------------------
   Net cash used for financing activities                                                            (12,867,510)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN CASH                                                                                      76,845
Cash at the beginning of period                                                                           11,352
----------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                            $    88,197
================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
           Financial Statements  (Unaudited)







1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund is listed on the New York Stock Exchange and trades under the ticker symbol "NSL". The Fund was organized as a Massachusetts business trust on August 13, 1999.

The Fund seeks to provide a high level of current income, consistent with preservation of capital by investing primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common Shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of senior loans and bonds in the Fund's investment portfolio are provided by independent pricing services approved by the Fund's Board of Trustees. The pricing service providers typically value senior loans and bonds at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. Senior loans and bonds for which current quotations are not readily available are valued at fair value using a wide range of market data and other information and analysis, including credit characteristics considered relevant by such pricing service providers to determine valuations. The Board of Trustees of the Fund has approved procedures which permit Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, to override the price provided by the independent pricing service. There were no price overrides during the six months ended January 31, 2002. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets, the value of a senior loan may differ significantly from the value that would have been used had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original credit agreement.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders
The Fund intends to declare and pay monthly distributions to Common Shareholders. Generally payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
        Financial Statements (Unaudited) (continued)







Distributions to shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable. Permanent differences between financial and tax basis reporting for the fiscal period have been identified and appropriately reclassified. During the six months ended January 31, 2002, permanent differences relating to expenses which are not deductible for tax purposes totaling $11,773 were reclassified from undistributed net investment income to capital.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,840 Series Th $25,000 stated value Taxable Auctioned Preferred Shares. The dividend rate paid on the Taxable Auctioned Preferred Shares may change every 28 days, as set by the auction agent.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended January 31, 2002.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
Effective August 1, 2001, the Fund adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies. As required by the guide, the Fund began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. Prior to adopting the new guide, the Fund presented paydown gains and losses on mortgage and asset-backed securities together with realized gain/loss from investment transactions. This change in accounting has no effect on the total net assets or net asset value of the Fund. Interest income increased by $50,201 and realized gain/loss decreased by the same amount for the six months ended January 31, 2002.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

2. FUND SHARES
During the six months ended January 31, 2002, 28,683 Common Shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended July 31, 2001, 81,022 Common Shares were issued to shareholders due to reinvestment of distributions.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a dividend distribution of $.0490 per Common Share from its net investment income which was paid on March 1, 2002, to shareholders of record on February 15, 2002.

4. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the six months ended January 31, 2002, aggregated $63,848,947 and $89,576,488, respectively.

At January 31, 2002, the cost of investments owned for federal income tax purposes was $430,822,027.

5. UNREALIZED APPRECIATION (DEPRECIATION)
At January 31, 2002, net unrealized depreciation of investments for federal income tax purposes aggregated $57,610,349 of which $2,848,896 related to appreciated investments and $60,459,245 related to depreciated investments.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, which is based upon the average daily managed assets of the Fund. "Managed assets" shall mean the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Taxable Auctioned Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Taxable Auctioned Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMMITMENTS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of $2.8 million as of January 31, 2002. The Fund generally will maintain with its custodian short-term investments and/or cash having an aggregate value at least equal to the amount of unfunded loan commitments.

8. SENIOR LOAN PARTICIPATION COMMITMENTS
The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. There were no such participation commitments as of January 31, 2002.

9. BORROWINGS
In accordance with its current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

On May 23, 2000, the Fund entered into a $150 million commercial paper program with Nuveen Funding, L.L.C., a Delaware limited liability company whose sole purpose is the issuance of commercial paper. Nuveen Funding, L.L.C. has the authority to issue a maximum of $150 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Fund. This line of credit is secured by the assets of the Fund. For the six months ended January 31, 2002, the average daily balance of borrowings under the commercial paper program agreement was $103 million with an average interest rate of 2.80%.

The Fund has entered into a $155 million revolving credit agreement with Deutsche Bank AG which expires May 2002. Interest on borrowings is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the six months ended January 31, 2002, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at January 31, 2002.

Cash paid for interest during the six months ended January 31, 2002, was $1,612,320.

Financial
           Highlights (Unaudited)
Selected data for a Common Share outstanding throughout each period:

                                    Investment Operations                                   Less Distributions
                             -----------------------------------        -----------------------------------------------------------
                                                                         Net           Net
                                             Net                         Investment    Investment   Capital    Capital
                                             Realized/                   Income to     Income to    Gains to   Gains to
                Beginning    Net             Unrealized                  Common        Preferred    Common     Preferred
                Net Asset    Investment      Investment                  Share-        Share-       Share-     Share-
                Value        Income          Gain (Loss)    Total        holders       holders+     holders    holders+       Total
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)         $8.13        $ .37            $ (.53)       $(.16)        $ (.39)       $(.02)       $ --        $--         $ (.41)
2001             9.47         1.09             (1.29)        (.20)         (1.03)        (.09)       (.02)        --          (1.14)
2000(a)          9.55          .75              (.12)         .63           (.66)        (.02)         --         --           (.68)
------------------------------------------------------------------------------------------------------------------------------------

                                                               Total Returns
                                                           ---------------------
                                                                         Based
                             Ending                        Based         on
                             Net             Ending        on            Net
                Offering     Asset           Market        Market        Asset
                Costs        Value           Value         Value**       Value**
--------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)          $--         $7.56          $7.4300       (21.75)%      (2.10)%
2001              --          8.13           9.9600        15.35        (3.30)
2000(a)         (.03)         9.47           9.6250         3.21         6.20
--------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
           ------------------------------------------------------------------------------------------------------------------------
                                           Before Waiver                                     After Waiver***
                      -------------------------------------------------- -------------------------------------------------

                                  Ratio of Net              Ratio of Net             Ratio of Net             Ratio of Net
                      Ratio of    Investment   Ratio of     Investment   Ratio of    Investment   Ratio of    Investment
                      Expenses    Income to    Expenses     Income to    Expenses    Income to    Expenses    Income to
                      to Average  Average      to Average   Average      to Average  Average      to Average  Average
            Ending    Net Assets  Net Assets   Total        Total        Net Assets  Net Assets   Total       Total
            Net       Applicable  Applicable   Net Assets   Net Assets   Applicable  Applicable   Net Assets  Net Assets   Portfolio
            Assets    to Common   to Common    Including    Including    to Common   to Common    Including   Including    Turnover
            (000)     Shares++    Shares++     Preferred++  Preferred++  Shares++    Shares++     Preferred++ Preferred++  Rate
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 7/31:
2002(b)     $270,683   3.33%*       8.80%*     2.76%*       7.31%*        2.58%*       9.55%*      2.14%*      7.94%*         18%
2001         287,641   4.32        11.74       3.67         9.98          3.62        12.44        3.08        10.57          52
2000(a)      326,479   3.81*        9.82*      3.67*        9.47*         3.21*       10.42*       3.10*       10.04*         40
------------------------------------------------------------------------------------------------------------------------------------

*        Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in net asset value per share. Total returns are not annualized.

***      After expense waivers from the investment adviser.

+        The amounts shown are based on Common Share equivalents.

++       Ratios do not reflect the effect of dividend payments to Taxable Auctioned
         Preferred Shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred Shares. Each Ratio of Expenses
         to Average Net Assets and each Ratio of Net Investment Income to Average
         Net Assets includes the effect of the interest expense paid on bank borrowings of:

         Ratio of Interest   Ratio of Interest
         Expense             Expense to
         to Average          Average Total
         Net Assets          Net Assets
         Applicable to       Including
         Common Shares       Preferred
         --------------------------------------
2002(b)  1.28%*              1.06%*
2001     2.19                1.86
2000(a)  2.04*               1.96*

(a)      For the period October 29, 1999 (commencement of operations) through July 31, 2000.

(b)      For the six months ended January 31, 2002.


                                 See accompanying notes to financial statements.

Build Your Wealth
                  Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.



Nuveen Exchange-Traded Funds Dividend Reinvestment Plan

Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexibility

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     Information





Board of Trustees
James E. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Senior Loan Asset Management Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
Chase Bank of Texas
600 Travis Street
Houston, TX 77002

Transfer Agent and
Shareholder Services
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Chapman and Cutler
Chicago, IL

Independent Auditors
KPMG LLP
Chicago, IL


The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended January 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
            for Generations

Photo of: John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



                                                        Logo: NUVEEN Investments





Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FSA-2-1-02